
Apo E
AEM-28


AZX100

Capstone Therapeutics

Operating Update

March 14, 2013

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2012, and other documents we file with the U.S. Securities and Exchange Commission

Cash Report

Cash Activity	1Q2012	2Q2012	3Q2012	4Q2012	Full Year 2012
CAPS	$ (662,000)	$ (292,000)	$ (445,000)	$ (674,000)	$ (2,073,000)
LipimetiX	-	-	$ (1,024,000)	$ (476,000)	$ (1,500,000)
Consolidated	$ (662,000)	$ (292,000)	$ (1,469,000)	$ (1,150,000)	$ (3,573,000)
Cash Balance	$13,116,000	$12,824,000	$ 11,355,000	$ 10,205,000	$ 10, 205,000

Note: Cash Balance at December 31, 2012 includes $4.5 million held in and reserved for use by LipimetiX Development, LLC

CAPSTONE THERAPEUTICS

Qui Tam Lawsuit Update

- **First discovery hearing held in February 2013 – no lawsuit discovery yet initiated – duration of discovery process uncertain**
- **Proposed DOJ/Orthofix settlement still in court review – has slowed lawsuit progress**
- **Settlement/Trial: Timing Unknown**

LipimetiX Development LLC (JV)

- LLC Format
- CAPS contributed $6M for 60% (ownership)
- 2 tranche funding milestone to IND allowance
- $5M of CAPS contribution has preferential distribution right
- LipimetiX LLC (Lipi) contributed UAB license for current/future IP, for 40% (ownership)
- JV contracted Dennis Goldberg, Ph.D. and team to manage program (Benu BioPharma, Inc.)
- Joint Development Committee of JV makes all operating/admin decisions.
  Lipi = 3 seats, CAPS = 2 seats
- Majority shareholder vote on strategic decisions
- Shutdown provisions for any development roadblocks
- Funding to budget; no blank check
- **Common goal to monetize on Phase 2a data**

AEM-28 Rational Design at UAB – 299 aa down to 28 aa with full function


'Hinge region'
Apolipoprotein E
Arg172
Arg
Cys
158
150
Receptor-binding region
136
112
Arg
Cys
244
Major lipid-binding region
CO_2H-terminal domain
272
NH_2-terminal domain
LRKLRKRLLR
DWLKAFYDKVAEKLKAEF

AEM-28

Target Indications

- Homozygous Familial Hypercholesterolemia (HoFH)
  - Absence of LDL receptor function
  - Cannot clear LDL or control cholesterol levels
  - Orphan indication, potential for rapid development/ approval
  - Potential $200 million market
- Severe Refractory Hypercholesterolemia
  - Not responsive to lipid lowering
  - Orphan indication targeted
  - Potential $800 million market

Target Indications -2

- Acute Coronary Syndrome
  - 1,300,000 hospitalizations/year in US alone
  - 10-25% recurrence rate in first year after event
  - Reduce atherosclerosis burden and mortality
  - Potential $11 Billion annual market
  - Will require an outcome study

Fast-Track Development

due to unmet need, orphan drug status (foiled)


Cumulative Cash
$ Millions
6
5
4
3
2
1
0
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Preclinical
2012/13
Phase 1/2
2013/14
Transfer
to
Partner

- Toxicology studies
- Formulation

- Phase 1 - Single ascending-dose study
- (MTD, safety) in LDL>160 mg/dl
  - ✓ Preliminary dose ranging
  - ✓ Demonstrate LDL lowering
- Phase 1b/2a - Multiple ascending dose study, safety and efficacy
  - ✓ 3 doses
  - ✓ Additive effect of repeat doses

CAPSTONE THERAPEUTICS

Lipimetix

Homozygous FH Animal Evidence:
AEM -28 Reduces LDL & VLDL

- Watanabe Heritable Hyperlipidemic (WHHL) Rabbits have same genetic defect as human FH patients
- WHHL rabbits are refractory to statins, bile acid sequestrants, etc.
- Single dose of AEM-28 reduces non-HDL cholesterol 45% at 18 hours



pre IV injection
18 hr post injection
LDL
VLDL
HDL
D LDL
D VLDL
Relative cholesterol (A546)
Elution volume (mL)
0.08
0.06
0.04
0.02
0.00
5
10
15
20
25
30

Also results in reduction of several markers of atherosclerosis

Gupta, et al. Circulation: 2005;111:3112-3118

ACS Animal Evidence:
Direct Artery Wall Effects Reduce Atherosclerosis



Reduction in Atherosclerosis far Exceeds Cholesterol Drop

Control Animal

- Plasma Cholesterol ≈ 1600 mg/dl
- **51%** of aorta covered by fatty streaks

AEM-28 Animal

- Plasma Cholesterol ≈ 1100 mg/dl
- **8%** of aorta covered by fatty streaks

Summary – Apo E Mimetics

- Novel mimetics of key lipid/cholesterol metabolism protein
  - Utilizes alternate receptors on liver to clear atherogenic lipoproteins
  - Direct anti-inflammatory and lesion regression effects on artery
  - Believed to be only product in development with both effects
- Does not inhibit key regulatory enzymes
  - Low toxicity risk because of natural pathway
- **Mechanism of action and published animal data suggest potential for clinical success**

LipimetiX Operating Update

- Joint Venture formation/Transaction completed on August 3, 2012
- AEM-28 drug material manufactured/received
- Pre-IND meeting letter filed with FDA
- Orphan Drug application approved November, 2012 by FDA for Homozygous Familial Hypercholesterolemia
- Preclinical Toxicity studies initiated / continuing
- IND vendors contracted
- Phase 1a and Phase 1b/2a protocols designed
- Milestone: Submit IND mid 2013 assuming clean tox data

Program on budget / on schedule

Capstone Summary

- Two Programs:
  - Apo E Mimetic Peptide AEM-28 in LDL Reduction
  - AZX100 in Pulmonary Fibrosis – LRRI Results
    - Seeking Development Partner
- Continue CAPS Virtual Operation (1.5 Employees/ Consultants) to Preserve Cash
- Cash Resources Believed to be Adequate to Reach Value Milestones

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520